UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Archer Aviation Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  ARCHER AVIATION INC. 190 W. TASMAN DRIVE SAN JOSE, CA 95134  ARCHER AVIATION INC.  2023 Annual Meeting  Vote by June 22, 2023  8:59 PM PT  Vote Virtually at the Meeting*  June 23, 2023  12:00 PM PDT  Virtually at: www.virtualshareholdermeeting.com/ACHR2023  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V16921-P92929  You invested in ARCHER AVIATION INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the stockholder meeting to be held on June 23, 2023.  Get informed before you vote  View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by  requesting prior to June 9, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  V1.2

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  Voting Items  Board Recommends  V16922-P92929  Election of Class II Directors  Nominees:  Barbara Pilarski  Maria Pinelli  Michael Spellacy  For All  2. Approval of the issuance of Class A common stock pursuant to the Stellantis Forward Purchase Agreement and the Stellantis Warrant Agreement.  For  3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.